UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2006

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25395	77-0501994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 Dory Road, Gloucester, MA	01930
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (978) 282-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 19, 2006, the Board of Directors of Varian Semiconductor Equipment Associates, Inc. (“Varian Semiconductor”) approved an amendment to Varian Semiconductor’s 2006 Stock Incentive Plan (the “Plan”). The amendment provides that Varian Semiconductor may not, without first obtaining stockholder approval:

•	amend any outstanding option issued under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such amended option; or

•	other than “substitute options” issued in connection with mergers and other corporate transactions described in the Plan, cancel any outstanding award issued under the Plan in connection with the granting of a substitute award under the Plan of the same or a different type.

The full text of the amendment is filed as Exhibit 99.1 to this Form 8-K, and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC. (Registrant)

By:	/s/ Robert J. Halliday
Name: Robert J. Halliday Title: Executive Vice President, Treasurer and Chief Financial Officer

Date: January 19, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment No. 1 to 2006 Stock Incentive Plan